Exhibit 10.21
AMENDMENT
TO THE
ASTRONICS CORPORATION
2017 LONG TERM INCENTIVE PLAN

The Astronics Corporation 2017 Long Term Incentive Plan is hereby amended, effective as of December 14, 2018, as follows:
1.Existing Section 7(c)(2) regarding Options and SARs is hereby changed to read in its entirety as follows:
“(2) On the grant of an Option or SAR, the Committee may impose such restrictions or conditions to the vesting of the Option or SAR as it, in its absolute discretion, deems appropriate. Any Option or SAR awarded to a Participant other than a non-employee director that vests solely on the basis of the passage of time (e.g., not on the basis of any performance standards) may not vest more quickly than ratably over the three-year period beginning on the first anniversary of the date of grant. Any Option or SAR awarded to a non-employee director that vests solely on the basis of the passage of time may not vest sooner than six months from the date of grant. Notwithstanding anything contained in this Section 7(c)(2) to the contrary, the Option or SAR may vest sooner under any of the following circumstances, as more specifically set forth in the applicable Award Agreement: (1) the Participant’s death; (2) the Participant’s Disability; (3) the Participant’s “retirement” as defined in the Award Agreement; (4) the Participant’s termination of employment with the Company due to workforce reduction, job elimination or divestiture, as determined by the Committee; (5) a Change in Control consistent with the provisions of Section 12; or (6) in connection with establishing the terms and conditions of employment of an individual necessary for the recruitment of the individual or as the result of a business combination or acquisition by the Company.”

2.  Existing Section 8(b) regarding Restricted Stock is hereby changed to read in its entirety as follows:
“(b) Conditions to Vesting. On the grant of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of the shares of Restricted Stock as it, in its absolute discretion, deems appropriate. For example, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Committee may specify under Section 11. Any shares of Restricted Stock awarded to a Participant other than a non-employee director that vest solely on the basis of the passage of time (e.g., not on the basis of any performance standards) may not vest more quickly than ratably over the three-year period beginning on the first anniversary of the date of grant. Any shares of Restricted Stock awarded to a non-employee director that vest solely on the basis of the passage of time may not vest sooner than six months from the date of grant. Notwithstanding anything contained in this Section 8(b) to the contrary, the shares of Restricted Stock may vest sooner under any of the following circumstances, as more specifically set forth in the applicable Award Agreement: (1) the Participant’s death; (2) the Participant’s Disability; (3) the Participant’s termination of employment with the Company due to workforce reduction, job elimination or divestiture, as determined by the Committee; (4) a Change in Control consistent with the provisions of Section 12; or (5) in connection with establishing the terms and conditions of employment of an individual necessary for the recruitment of the individual or as the result of a business combination or acquisition by the Company.”

3.  RESTRICTED STOCK UNITS. Existing Section 9(d) regarding RSUs is hereby changed to read in its entirety as follows:
“(d) Conditions to Vesting. On the grant of RSUs, the Committee will impose such restrictions or conditions to the vesting of the RSUs as it, in its absolute discretion, deems appropriate. For example, the Committee may require, as a condition to the vesting of any RSUs, that the Participant or the Company achieves such performance goals as the Committee may specify under Section 11. Any RSUs awarded to a Participant other than a non-employee director that vest solely on the basis of the passage of time (e.g., not on the basis of any performance standards) may not vest more quickly than ratably over the three-year period beginning on the first anniversary of the date of grant. Any RSUs awarded to a non-employee director that vest solely on the basis of the passage of time may not vest sooner than six months from the date of grant. Notwithstanding anything contained in this Section 9(d) to the contrary, RSUs may vest sooner under any of the following circumstances, as more specifically set forth in the applicable Award Agreement: (1) the Participant’s death; (2) the Participant’s Disability; (3) the Participant’s “retirement” as defined in the Award Agreement; (4) a Participant’s termination of employment with the Company due to workforce reduction, job elimination or divestiture, as determined by the Committee; (5) a Change in Control consistent with the provisions of Section 12; or (6) in connection with establishing the terms and conditions of employment of an individual necessary for the recruitment of the individual or as the result of a business combination or acquisition by the Company.”